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                                                                   EXHIBIT 23.1


                        INDEPENDENT AUDITORS' CONSENT


     We hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated August 19, 1995 included in II-VI Incorporated's Form 10-K for the year ended June 30, 1995.



/s/ Alpern, Rosenthal & Company
Alpern, Rosenthal & Company
Pittsburgh, Pennsylvania
October 26, 1995